UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2013

Mitcham Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	000-25142	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas		77342
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The Company has entered into a new Equipment Purchase Agreement with Sercel, Inc. ("Sercel") relating to Sercel's Unite RAUeX-3 cable-free recording system. Under the terms of the agreement, the Company is the exclusive authorized third party lessor, with certain geographic exceptions, of the RAUeX-3 product through September 30, 2014. The Company has agreed to purchase certain quantities of the product during the term of the agreement.

Concurrently with entering into this agreement, the Company and Sercel entered into an amendment of the Equipment Purchase Agreement dated November 6, 2012 relating to the Unite cable-free recording system. Pursuant to the amendment, the quantities of Sercel's Unite RAU1 product the Company is required to purchase have been modified.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

June 21, 2013	By:	Robert P. Capps

Name: Robert P. Capps
Title: Executive Vice President and CFO